UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2017

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01    Other Events.

Federal Reserve Approval of Pending Acquisition Applications

The Company received notification on August 25, 2017 that the Board of Governors of the Federal Reserve System had approved the Company's applications for its previously announced acquisitions of Southwest Bancorp, Inc. (“SWB”) and First Texas BHC, Inc. (“FTBHC”). The proposed mergers will be submitted for approval by the shareholders of the Company, SWB and FTBHC pursuant to special meetings of their respective shareholders expected to be held in October, 2017.

In accordance with the terms of the Federal Reserve approval, these acquisitions cannot be consummated until the expiration of fifteen (15) calendar days after the date of approval. We expect to close the mergers during the fourth quarter 2017.

Forward-Looking Statements

Certain statements contained in this communication may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company’s future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company’s common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company’s financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this document in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company’s operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, ability to obtain regulatory approvals and meet other closing conditions to the acquisitions, including approval by SWB’s, FTBHC’s, and the Company’s respective shareholders on the expected terms and schedule, delay in closing the acquisitions, difficulties and delays in integrating the SWB and FTBHC businesses or fully realizing cost savings and other benefits of the acquisitions, business disruption following the acquisitions, changes in interest rates and capital markets, inflation, customer acceptance of the Company’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results.

Important Additional Information and Where to Find It

Merger with Southwest Bancorp, Inc.

In connection with the proposed acquisition of SWB, the Company will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of SWB and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SWB AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE ACQUISITION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND/OR SWB, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and SWB, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by the Company or SWB. You will also be able to obtain the joint proxy statement/prospectus, when it is filed, free of charge, from the Company at www.simmonsbank.com under the heading “Investor Relations.” Copies of the joint proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: David Garner, Investor Relations Officer, Telephone: (870) 541-1000 or to Southwest Bancorp, Inc., 608 South Main Street, Stillwater, Oklahoma 74074, Attention: Joe Shockley, CFO or Rusty LaForge, EVP, General Counsel & Investor Relations, Telephone: (405) 742-1800.

The Company, SWB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and SWB, respectively, in connection with the proposed merger. Information about the directors and executive officers of the Company and SWB, and their respective ownership of the Company’s common stock and SWB’s common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2017, and in the proxy statement for SWB’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 9, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Merger with First Texas BHC, Inc.

In connection with the proposed acquisition of FTBHC, the Company will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of FTBHC and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF FTBHC AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE ACQUISITION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by the Company. You will also be able to obtain the joint proxy statement/prospectus, when it is filed, free of charge, from the Company at www.simmonsbank.com under the heading “Investor Relations.” Copies of the joint proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: David Garner, Investor Relations Officer, Telephone: (870) 541-1000 or to First Texas BHC, Inc., 4100 International Plaza, Suite 900, Fort Worth, Texas 76109, Attention: Lisanne Davidson, Telephone: (817) 298-5610.

The Company, FTBHC, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and FTBHC, respectively, in connection with the proposed merger. Information about the directors and executive officers of the Company, and their respective ownership of the Company’s common stock, is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2017. Additional information regarding all of the participants in the solicitation may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

FOR MORE INFORMATION CONTACT:

DAVID W. GARNER

Executive Vice President and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: August 25, 2017	/s/ Robert A. Fehlman
Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer